SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):           February 9, 1998



                         MERITAGE HOSPITALITY GROUP INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Michigan
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        0-17442                                          38-2730460
-------------------------------               ---------------------------------
(Commission File Number)                                (IRS Employer
                                                   Identification Number)




                   40 Pearl Street, N.W., Suite 900
                   Grand Rapids, Michigan                    49503
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)    (Zip Code)



       Registrant's telephone number, including area code: (616) 776-2600

Item 5. Other Events.

     As previously reported, the Registrant's wholly-owned subsidiary entered into a contract for the sale of real and personal property comprising, among other things, one of the Registrant's hotel properties. The purchase price was $12.2 million for which the Registrant was paid a nonrefundable deposit of $500,000. The prospective buyer was unable to close by the closing deadline of April 1, 1998. The Registrant is presently reviewing its options with regard to the sale of these assets.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            MERITAGE HOSPITALITY GROUP INC.



Dated:   April 2, 1998                      By:  /s/Christopher B. Hewett
                                                --------------------------------
                                               Christopher B. Hewett
                                               President and Chief
                                                  Executive Officer